UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2014

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32750	20-8901733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2014, Gregory R. Liberman, President and Chief Executive Officer of the Company, entered into a Separation Agreement and Release with the Company (the “Liberman Agreement”), pursuant to which Mr. Liberman’s separation date from the Company is August 11, 2014. Under the Liberman Agreement, and in conjunction with the terms of Mr. Liberman’s Executive Employment Agreement, dated February 11, 2014, the Company will pay Mr. Liberman severance of approximately $1 million. Additionally, Mr. Liberman is entitled to the accelerated vesting of 122,225 unvested options as of the separation date. The foregoing description of the Liberman Agreement is qualified in its entirety by reference to the Separation Agreement and General Release, dated August 8, 2014, between the Company and Mr. Liberman, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on August 8, 2014, Joshua A. Kreinberg, General Counsel and Corporate Secretary of the Company, entered into a Separation Agreement and Release with the Company (the “Kreinberg Agreement”), pursuant to which Mr. Kreinberg’s separation date from the Company is August 12, 2014. Under the Kreinberg Agreement, and in conjunction with the terms of Mr. Kreinberg’s Executive Employment Agreement, dated July 2, 2007 and amended as of December 29, 2008, the Company will pay Mr. Kreinberg severance of $143,500. The foregoing description of the Kreinberg Agreement is qualified in its entirety by reference to the Separation Agreement and General Release, dated August 8, 2014, between the Company and Mr. Kreinberg, attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the departure of Mr. Liberman is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 8.01	Other Events.

On August 5, 2014, the Board reconstituted the membership of the Audit Committee as follows:

•	Stephen J. Davis (Chairman and Audit Committee Financial Expert)
•	David Hughes
•	Walter Turek

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Separation Agreement and Release, dated August 8, 2014, between Spark Networks, Inc. and Gregory R. Liberman

10.2	Separation Agreement and Release, dated August 8, 2014, between Spark Networks, Inc. and Joshua A. Kreinberg

99.1	Press Release dated August 11, 2014, regarding the departure of Gregory R. Liberman as President and CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: August 12, 2014

	By:	/s/ Brett A. Zane
	Name:	Brett A. Zane
	Title:	Chief Financial Officer